METROPOLITAN SERIES FUND, INC.

FI Mid Cap Opportunities Portfolio

Supplement dated April 21, 2008 to Prospectus dated April 30, 2007

(the “Prospectus”)

Effective April 21, 2008, in the section of the Prospectus describing the FI Mid Cap Opportunities Portfolio, the second paragraph under “Portfolio Management” is deleted and replaced with the following:

David Rose has managed the Portfolio since April 2008. Mr. Rose joined FMR in 2007 and previously was a mid-cap growth manager at American Century Investments.

Supplement dated April 21, 2008 to Statement of Additional Information dated

April 30, 2007

(the “SAI”)

Portfolio Managers

Effective April 21, 2008, in the section of the SAI entitled “Portfolio Managers,” references to Peter Saperstone in the “Other Accounts Managed” grid for Mid Cap Opportunities Portfolio is deleted and replaced with the following:

Other Accounts Managed (as of December 31, 2007)

	Other Accounts Managed			Accounts with respect to which the advisory fee is based on the performance of the account
David Rose FI Mid Cap Opportunities Portfolio	Registered investment companies	0	N/A	0	N/A
	Other pooled investment vehicles	0	N/A	0	N/A
	Other accounts	1	9,000,000	0	N/A

In addition, as of December 31, 2007 Mr. Rose did not beneficially own equity securities of any Portfolio for which he serves as Portfolio Manager.

In the section entitled “Portfolio Managers,” in the second paragraph of the “Compensation” subsection for the Fidelity portfolios, the reference to Peter Saperstone and the benchmark index used to measure his performance is deleted and replaced with the following:

David Rose: S&P Mid Cap 400 Index and Mercer MidCap Growth Universe